Ex(10)C

CONFORMED COPY

FIRST AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO FIVE YEAR CREDIT AGREEMENT (this "Amendment") is made and entered into as of June 20, 2001 (the "Amendment Date") among each of TARGET CORPORATION, a Minnesota corporation (the "Borrower"), the BANKS party to the Credit Agreement (defined below) (hereinafter such banks may be referred to individually as a "Bank" or collectively as the "Banks"), the SENIOR MANAGING AGENTS, MANAGING AGENTS, CO-AGENTS, CO-DOCUMENTATION AGENT and SYNDICATION AGENT party to the Credit Agreement and BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as administrative agent for the Banks (in such capacity, and any successor appointed in accordance with the terms of Section 7.08 of the Credit Agreement, the "Agent").

W I T N E S S E T H:

        WHEREAS, the Borrower, the Banks, the Senior Managing Agents, the Managing Agents, the Co-Agents, the Co-Documentation Agents, the Syndication Agent and the Agent have entered into that certain Five-Year Credit Agreement dated as of June 22, 2000 (as amended from time to time, the "Credit Agreement"), pursuant to which the Banks agreed to provide a revolving credit facility of up to $800,000,000 for the Borrower; and

        WHEREAS, the Borrower has requested that the Agent, the Senior Managing Agents, the Managing Agents, the Co-Agents, the Co-Documentation Agents, the Syndication Agent and the Banks consent to certain amendments to the Credit Agreement relating to a new 364-Day Agreement; and

        WHEREAS, subject to the terms and conditions specified below, the Agent, the Senior Managing Agents, the Managing Agents, the Co-Agents, the Co-Documentation Agents, the Syndication Agent and the Banks signatory hereto are willing to consent to the requested amendments;

        NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

        1.    Definitions. Any capitalized term used herein without definition shall have the meaning set forth in the Credit Agreement.

        2.    Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

          (a)  The definition of 364-Day Agreement set forth in Section 1.01 is hereby amended and restated in its entirety to read as follows:

            "364-Day Agreement" means the 364-Day Credit Agreement dated as of June 20, 2001 among the Borrower, the Banks party thereto from time to time, the senior managing agents, managing agents, co-agents, co-documentation agents and co-syndication agents listed therein, and Bank of America, N.A., as administrative agent, as the same may be amended or restated from time to time in accordance with the terms thereof.

          (b)  Section 2.17(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

        "(ii) no increase in or added Commitments pursuant to this Section 2.17 shall result in combined Commitments exceeding $1,000,000,000 or shall result in the aggregate of the combined Commitments plus all 364-Day Commitments exceeding $2,000,000,000,"

        3.    Conditions Precedent. This Amendment shall become effective only upon the receipt by the Agent of the following, in form and substance satisfactory to the Agent:

          (a)  executed counterparts of this Amendment executed by the Borrower and the Required Banks;

          (b)  an executed 364-Day Agreement, with all conditions precedent listed therein satisfied;

          (c)  Receipt by the Agent of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

        4.    Representations and Warranties. In order to induce the Agent, the Senior Managing Agents, the Managing Agents, the Co-Agents, the Co-Documentation Agents and the Syndication Agent to enter into this Amendment, the Borrower represents and warrants to the Agent, the Senior Managing Agents, the Managing Agents, the Co-Agents, the Co-Documentation Agents, the Syndication Agent and the Banks as follows:

        No Default or Event of Default has occurred and is continuing.

        5.    Full Force and Effect of this Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and the Notes are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

        6.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

        7.    Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

        8.    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

[Signature pages follow.]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TARGET CORPORATION
WITNESS:

	By:	/s/ Stephen C. Kowalke
	Name:	Stephen C. Kowalke
	Title:	Vice President and Treasurer 777 Nicollet Mall Minneapolis, Minnesota 55402 Attention: Vice President and Treasurer Telecopy number: (612) 370-5573

BANKS:

BANK OF AMERICA, N.A.

	By:	/s/ Amy Krovocheck
	Name:	Amy Krovocheck
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Mark R. Olmon
	Name:	Mark R. Olmon
	Title:	Senior Vice President

BANK ONE, NA

	By:	/s/ Vincent R. Henchek
	Name:	Vincent R. Henchek
	Title:	Vice President

CITICORP USA, INC.

	By:	/s/ Jean Bahnke
	Name:	Jean Bahnke
	Title:	Vice President

FLEET NATIONAL BANK

By:	/s/ Kathleen A. Dimock
Name:	Kathleen A. Dimock
Title:	Director

HSBC BANK USA

By:	/s/ Adriana D. Collins
Name:	Adriana D. Collins
Title:	First Vice President

MORGAN GUARANTY TRUST COMPANY OF NEW YORK

By:	/s/ Margaret T. Lane
Name:	Margaret T. Lane
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

By:	/s/ Patrick McCue
Name:	Patrick McCue
Title:	Vice President & Manager

THE INDUSTRIAL BANK OF JAPAN LIMITED

By:	/s/ Walter R. Wolff
Name:	Walter R. Wolff
Title:	Joint General Manager and Group Head

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Chad M. Kortgard
Name:	Chad M. Kortgard
Title:	Assistant Vice President

By:	/s/ Douglas A. Lindstrom
Name:	Douglas A. Lindstrom
Title:	Vice President

THE BANK OF NEW YORK

By:	/s/ William M. Barnum
Name:	William M. Barnum
Title:	Vice President

STANDARD CHARTERED BANK

By:	/s/ Peter G.R. Dobbs /s/ Shafiq Ur Rahman
Name:	Peter G.R. Dobbs Shafiq Ur Rahman
Title:	Senior Credit Officer Senior Vice President

STATE STREET BANK & TRUST COMPANY

By:	/s/ Elizabeth Ryan-Catalano
Name:	Elizabeth Ryan-Catalano
Title:	Assistant Vice President

MICHIGAN NATIONAL BANK

By:	/s/ Jason W. Bierlein
Name:	Jason W. Bierlein
Title:	Relationship Manager

FIRSTAR BANK, N.A.

By:	/s/ Mark R. Olmon
Name:	Mark R. Olmon
Title:	Senior Vice President

By:

Name:

Title:

SUNTRUST BANK

By:	/s/ Linda L. Dash
Name:	Linda L. Dash
Title:	Vice President

FIRST UNION NATIONAL BANK

By:	/s/ William F. Fox
Name:	William F. Fox
Title:	Vice President

BNP PARIBAS

By:	/s/ Jo Ellen Bender
Name:	Jo Ellen Bender
Title:	Director

By:	/s/ Richard L. Sted
Name:	Richard L. Sted
Title:	Central Region Manager

COMERICA BANK

By:	/s/ Timothy O'Rourke
Name:	Timothy O'Rourke
Title:	Vice President

ALLFIRST BANK

By:	/s/ Stewart T. Shettle
Name:	Stewart T. Shettle
Title:	Vice President

NATIONAL CITY BANK

By:	/s/ Lisa Mahoney
Name:	Lisa Mahoney
Title:	Vice President

BANCA DI ROMA—CHICAGO BRANCH

By:	/s/ James W. Semonchik
Name:	James W. Semonchik
Title:	Vice President

By:	/s/ Enrico Verdoscia
Name:	Enrico Verdoscia
Title:	Sr. Vice Pres. & Branch Mgr.

FIFTH THIRD BANK

By:	/s/ Daniel W. Klus
Name:	Daniel W. Klus
Title:	Corporate Banking Officer

UMB BANK, N.A.

By:	/s/ Robert P. Elbert
Name:	Robert P. Elbert
Title:	Vice President

HIBERNIA NATIONAL BANK

By:	/s/ Matthew H. Breaux
Name:	Matthew H. Breaux
Title:	Portfolio Manager
AGENT:

BANK OF AMERICA, N.A., as Agent

By:	/s/ Amy Krovocheck
Name:	Amy Krovocheck
Title:	Vice President

901 Main Street, 67th Floor Dallas, Texas 75202 Attention: Ms. Amy Krovocheck Telecopy Number: (214) 209-0980

SYNDICATION AGENT:

BANK ONE, NA, as Syndication Agent

By:	/s/ Vincent R. Henchek
Name:	Vincent R. Henchek
Title:	Vice President

DOCUMENTATION AGENTS:

U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agent

By:	/s/ Mark R. Olmon
Name:	Mark R. Olmon
Title:	Senior Vice President

CITICORP USA, INC., as Co-Documentation Agent

By:	/s/ Jean Bahnke
Name:	Jean Bahnke
Title:	Vice President

SENIOR MANAGING AGENTS AND MANAGING AGENTS

SENIOR MANAGING AGENTS:

FLEET NATIONAL BANK

By:	/s/ Kathleen A. Dimock
Name:	Kathleen A. Dimock
Title:	Director

HSBC BANK USA

By:	/s/ Adriana D. Collins
Name:	Adriana D. Collins
Title:	First Vice President

MANAGING AGENTS:

MORGAN GUARANTY TRUST COMPANY OF NEW YORK

By:	/s/ Margaret T. Lane
Name:	Margaret T. Lane
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

By:	/s/ Patrick McCue
Name:	Patrick McCue
Title:	Vice President & Manager

THE INDUSTRIAL BANK OF JAPAN, LIMITED

By:	/s/ Walter R. Wolff
Name:	Walter R. Wolff
Title:	Joint General Manager and Group Head

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Chad M. Kortgard
Name:	Chad M. Kortgard
Title:	Assistant Vice President

By:	/s Douglas A. Lindstrom
Name:	Douglas A. Lindstrom
Title:	Vice President
CO-AGENTS

THE BANK OF NEW YORK

By:	/s/ William M. Barnum
Name:	William M. Barnum
Title:	Vice President